UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2012

SONOCO PRODUCTS COMPANY

Commission File No. 0-516

Incorporated under the laws of South Carolina	I.R.S. Employer Identification No. 57-0248420

1 N. Second St.

Hartsville, South Carolina 29550

Telephone: 843/383-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02    Results of Operations and Financial Condition.

On January 20, 2012, Sonoco Products Company issued a news release reporting the preliminary financial results of the Company for the fourth quarter and year ended December 31, 2011. A copy of that release is attached as an exhibit hereto.

Section 9 – Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibit 99 – Registrant’s Preliminary 2011 Fourth Quarter Earnings Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: January 20, 2012	By: /s/ Barry L. Saunders
Barry L. Saunders
Vice President and Chief Financial Officer

EXHIBIT INDEX

99	Registrant’s Preliminary 2011 Fourth Quarter Earnings Release